UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2019 (May 17, 2019)

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction
of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered

Common Stock, par value $.01 per share	WAB	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2019, the Board of Directors (the “Board”) of Westinghouse Air Brake Technologies Corporation (the “Company”) announced the retirement of Board member Robert J. Brooks. The information required by Item 5.02(b) is incorporated by reference herein from the Company’s Proxy Statement for the Annual Meeting of Stockholders, dated April 5, 2019.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company on May 17, 2019, management proposals 1, 2, and 3 were approved. The proposals below are described in detail in the Company’s Proxy Statement for the Annual Meeting of Stockholders, dated April 5, 2019.

The final results are as follows:

1.	The election of two directors for a three-year term expiring in 2022:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
William E. Kassling	118,671,314	8,338,893	13,709,221
Albert J. Neupaver	121,854,300	5,155,907	13,709,221

Continuing as directors, with terms expiring in 2020, are Philippe Alfroid, Emilio A. Fernandez and Lee B. Foster.

Continuing as directors, with terms expiring in 2021, are Erwan Faiveley, Linda S. Harty, Brian P. Hehir and Michael W.D. Howell.

Raymond T. Betler will remain a director until his retirement on July 1, 2019.

2.	The approval of an advisory (non-binding) resolution relating to 2018 named executive officers compensation:

For	Against	Abstained	Broker Non-Votes
119,431,599	5,528,922	2,049,686	13,709,221

3.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2019.

For	Against	Abstained	Broker Non-Votes
139,338,259	1,176,258	204,911	0

Reference is made to the press release filed as Exhibit 99.1 to this Form 8-K, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibit.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated May 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Executive Vice President, General
Counsel and Secretary

Date: May 21, 2019